                           First Amendment To Lease

This First Amendment is entered into between Sheridan Irving, L.P. ("Lessor") and SPR Inc. ("Lessee") for and in consideration of ten dollars ($10.00) and other good and valuable considerate receipt of which is hereby acknowledged:

                                  Witnesseth

1. Lessor and Lessee hereby confirm and ratify, except as modified below, all of the terms, conditions and covenants in that certain written Lease Agreement, dated January 26, 1998.

2. Lessor and Lessee agree that Lessee wishes to lease the adjacent 2,645 rentable square feet located in Suite 605, the ("Expansion Space") for a term of five (5) years commencing on April 1, 1998 and expiring on March 31, 2003.

3.   The rental rate for the Expansion Space will be as follows:

               Years              Rate         Monthly
               -----              ----         -------
                1-3              $15.50       $3,416.46
                4-5              $16.00       $3,526.67

4. Lessor will provide Lessee with an improvement allowance of $31,740.00 to improve the Premises. Any costs incurred above the allowance will be paid directly to Lessor by Lessee or amortized into Tenant's rental rate at ten percent (10%) per annum.

5.   Lessor will provide Lessee with an additional eight (8) parking spaces.

6.   Lessee's pro rata share will become 5.33%

7. All other terms and conditions of the original Lease Agreement shall remain in full force and effect, except as modified herein

8. This Amendment to Lease is only binding upon execution by both Lessor and Lessee.

     Agreed to this 10 day of March, 1998.


              LESSOR                                   LESSEE

SHERIDAN IRVING, L.P., a Texas                         SPR Inc.
 Limited Partnership
By Sheridan Management Corp., G.P.


By: /s/ Laurie M. Adams                      By:   Stephen T. Gambill
   ---------------------------------              --------------------------
  Laurie M Adams, Vice President                   Stephen T. Gambill

  3-16-98                                          VP & Chief Financial
  ----------------------------------              --------------------------
                                                   Officer
                                                  ------------
                                                       (Type Name and Title)

                                  COMMERCIAL
                               LEASE AGREEMENT

                        ARTICLE 1.00 BASIC LEASE TERMS

     1.01 Parties. This Lease Agreement ("Lease") is entered into this 26 day of January, 1998 by and between the following Lessor and Lessee.

          Sheridan Irving, L.P.                         ("Lessor")

          SPR Inc., a Delaware Corporation              (" Lessee")

     1.02 Leased Premises. In consideration of the rents, terms, provisions and covenants of this Lease, Lessor hereby leases, lets and demises to Lessee the following described premises ("leased premises"): 4,886 square feet of rentable area on the 6/th/ floor known as Suite 600. The term "rentable area" is defined on Exhibit "A" attached hereto and made a part hereof. The leased premises are situated within the building located at 800 West Airport Freeway, Irving, Texas, 75065, and a plan of the floor or floors on which the leased premises are located is made a part of Exhibit "A".

      1.03 Term. Subject to and upon the conditions set forth herein, the term of this Lease shall be for five (5) years and zero (0) months and shall commence on March 1, 1998 the ("commencement date") and shall terminate
February 28, 2003 (60) months thereafter. Lessor shall permit Lessee or Lessee's employees, agents, suppliers, contractors and workmen to enter the leased premises prior to the commencement of the Term so long as Lessee has provided Lessor a certificate of insurance as provided for in paragraph 7.08 prior to entering the leased premises so as to enable Lessee to perform such other acts as may be required by Lessee to make the leased premises ready for Lessee's occupancy. Lessee agrees that Lessee and its employees, agents, suppliers, contractors and workmen and their activities in the leased premises and Building will not interfere with or delay the completion of the Lessor Work to be performed by Lessor and will not interfere with other activities of either Lessor or other occupants of the Building. Lessor shall have the right to discontinue such entry upon a written notice of not less than twenty-four (24) hours to Lessee if Lessor determines that any such interference or delay has been or may be caused. Notwithstanding anything contained herein, Lessee agrees that any such entry into the leased premises shall be at Lessee's own risk and Lessor shall not be liable in any way for injury, loss or damage which may occur to any person, or to the Lessee's property or installations made in the leased premises and Lessee agrees to protect, defend, indemnify and save Lessor harmless from all liabilities, costs, damages, fees and expenses arising out of or connected with the activities of Lessee or its employees, agents, contractors, suppliers or workmen in or about the leased premises or Building. All such work by Lessee shall be performed at its sole cost and expense and in accordance with the terms hereof.

     1.4 Base Rent.

                Months    Rental Rate              Monthly
                 1-36     16.55 (full service)     $6,738.61
                37-60     17.05 (full service)     $6,942.19

     1.05 Operating Expense Payment. Per Section 2.02 hereof.

     1.06 Addresses.

          LESSOR                         LESSEE

Sheridan Irving, L.P.                SPR Inc.
-------------------------------      -------------------------------------
1800 Glenarm Place, #700             800 West Airport Fwy, Suite 600, LB #
-------------------------------      -------------------------------------
Denver, CO 80202                     Irving, Texas 75062
-------------------------------      -------------------------------------

     1.7  Permitted Use. General Office
                         --------------

INITIALS Stg Lma
         --- ---

                           First Amendment To Lease

This First Amendment is entered into between Sheridan Irving, L.P. ("Lessor") and SPR Inc. ("Lessee") for and in consideration of ten dollars ($10.00) and other good and valuable considerate receipt of which is hereby acknowledged:


                                  Witnesseth

1. Lessor and Lessee hereby confirm and ratify, except as modified below, all of the terms, conditions and covenants in that certain written Lease Agreement, dated January 26, 1998.

2. Lessor and Lessee agree that Lessee wishes to lease the adjacent 2,645 rentable square feet located in Suite 605, the ("Expansion Space") for a term of five (5) years commencing on April 1, 1998 and expiring on March 31, 2003.

3. The rental rate for the Expansion Space will be as follows:

               Years     Rate       Monthly
               -----     ----       -------
                1-3      $15.50     $3,416.46
                4-5      $16.00     $3,526.67

4. Lessor will provide Lessee with an improvement allowance of $31,740.00 to improve the Premises. Any costs incurred above the allowance will be paid directly to Lessor by Lessee or amortized into Tenant's rental rate at ten percent (10%) per annum.

5. Lessor will provide Lessee with an additional eight (8) parking spaces.

6. Lessee's pro rata share will become 5.33%

7. All other terms and conditions of the original Lease Agreement shall remain in full force and effect, except as modified herein

8. This Amendment to Lease is only binding upon execution by both Lessor and Lessee.

   Agreed to this 10 day of March, 1998.

           LESSOR                                 LESSEE

SHERIDAN IRVING, L.P., a Texas               SPR Inc.
 Limited Partnership
By Sheridan Management Corp., G.P.

By: /s/ Laurie M Adams                       By: /s/ Stephen T Gambill
   ---------------------------------             -----------------------------
   Laurie M Adams, Vice President                Stephen T Gambill

   3-16-98                                       VP + Chief Financial Officer
   ---------------------------------             -----------------------------
                                                  (Type Name and Title)

                                  COMMERCIAL
                                LEASE AGREEMENT

                        ARTICLE 1.00 BASIC LEASE TERMS


     1.01 Parties. This Lease Agreement ("Lease") is entered into this 3/rd/ day of February, 1998 by and between the following Lessor and Lessee:

            Sheridan Irving, L.P.                      ("Lessor")
            -------------------------------------------

            SPR Inc., a Delaware Corporation           ("Lessee")
            -------------------------------------------

     1.02 Leased Premises. In consideration of the rents, terms, provisions and covenants of this Lease, Lessor hereby leases, lets and demises to Lessee the following described premises ("leased premises"): 4,886 square feet of rentable area on the 6/th/ floor known as Suite 600. The term "rentable area" is defined on Exhibit "A" attached hereto and made a part hereof. The leased premises are situated within the building located at 800 West Airport Freeway, Irving, Texas, 75065, and a plan of the floor or floors on which the leased premises are located is made a part of Exhibit "A".

    1.03 Term. Subject to and upon the conditions set forth herein, the term of this Lease shall be for five (5) years and zero (0) months and shall commence on March 1, 1998 the ("commencement date") and shall terminate February 28, 2003
(60) months thereafter. Lessor shall permit Lessee or Lessee's employees, agents, suppliers, contractors and workmen to enter the leased premises prior to the commencement of the Term so long as Lessee has provided Lessor a certificate of insurance as provided for in paragraph 7.08 prior to entering the leased premises so as to enable Lessee to perform such other acts as may be required by Lessee to make the leased premises ready for Lessee's occupancy. Lessee agrees that Lessee and its employees, agents, suppliers, contractors and workmen and their activities in the leased premises and Building will not interfere with or delay the completion of the Lessor Work to be performed by Lessor and will not interfere with other activities of either Lessor or other occupants of the Building. Lessor shall have the right to discontinue such entry upon a written notice of not less than twenty-four (24) hours to Lessee if Lessor determines that any such interference or delay has been or may be caused. Notwithstanding anything contained herein, Lessee agrees that any such entry into the leased premises shall be at Lessee's own risk and Lessor shall not be liable in any way for injury, loss or damage which may occur to any person, or to the Lessee's property or installations made in the leased premises and Lessee agrees to protect, defend, indemnify and save Lessor harmless from all liabilities, costs, damages, fees and expenses arising out of or connected with the activities of Lessee or its employees, agents, contractors, suppliers or workmen in or about the leased premises or Building. All such work by Lessee shall be performed at its sole cost and expense and in accordance with the terms hereof.

     1.4    Base Rent.

                Months        Rental Rate              Monthly
                 1-36         16.55 (full service)     $6,738.61
                37-60         17.05 (full service)     $6,942.19

     1.05   Operating Expense Payment. Per Section 2.02 hereof.

     1.06   Addresses.

          LESSOR                                  LESSEE

Sheridan Irving, L.P.                   SPR Inc.
-------------------------------------   -------------------------------------

1800 Glenarm Place, #700                800 West Airport Fwy, Suite 600, LB#
-------------------------------------   -------------------------------------

Denver, CO 80202                        Irving, Texas 75062
-------------------------------------   -------------------------------------

     1.7    Permitted Use. General Office
                           --------------

INITIALS   STG      LMA
           ---      ---

     1.08 Security Deposit $ 6,942.19; payable by Lessee upon execution of this lease.

                               ARTICLE 2.00 RENT

     2.01 Base Rent. Lessee agrees to pay monthly as base rent during the term of this Lease, without deduction, set-off or counterclaim the sum of money set forth in section 1.04 of this Lease, which amount shall be payable to Lessor at the address shown above. One monthly installment of rent shall be due and payable on the date of execution of this Lease by Lessee for the first month's rent and a like monthly installment shall be due and payable on or before the first day of each calendar month succeeding the commencement date or completion date during the term of this Lease, provided, that if the commencement date or the completion date should be a date other than the first day of a calendar month, the monthly rental set forth above shall be prorated to the end of that calendar month, and all succeeding installments of rent shall be payable on or before the first day of each succeeding calendar month during the term of this Lease. Lessee shall pay, as additional rental, all other sums due under this Lease. A rent concession or waiver of the base rent shall not relieve Lessee of any obligation to pay any other charge due and payable under this Lease, including without limitation, any sum due under section 1.05.

     2.02 Operating Expense Payment. Lessee shall also pay as additional rental Lessee's pro rata share of the amount, if any, by which (i) the operating expenses (defined in Section 2.03 hereof) exceed the actual per square foot building operating expenses for 1998 as a base year based on the rentable area of the building (the "Operating Expense Obligation"). Lessor shall invoice Lessee monthly for monthly installments of Lessee's Operating Expenses Obligation during the first calendar year of this Lease (which amount shall be adjusted at the beginning of each subsequent calendar year based upon anticipated operating costs for such year). Lessor shall, within six months following the close of a calendar year for which additional rental is due under this section, invoice Lessee for the additional rent. If this Lease shall terminate on a day other than the last day of a calendar year, the amount of any additional rental payable by Lessee applicable to the year in which such termination shall occur shall be prorated on the ratio that the number of days from the commencement of such calendar year and to including such termination date bears to 365. If the invoice delivered within six months following the close of a calendar year in accordance with this section shows an amount owing by Lessee that is less than the sum of the monthly payments made by Lessee in the previous calendar year, the invoice shall be accompanied by a refund of the excess from Lessor to Lessee. During the year in which this Lease terminates, Lessor shall have the option to invoice Lessee for Lessee's Operating Expenses Obligation based upon Lessee's previous year's Operating Expenses Obligation; Lessor shall invoice Lessee under this option within thirty days prior to the termination of this Lease or at any time thereafter. Lessee shall have the right, at its own expense and within reasonable time, to audit Lessor's books relevant to the additional rent, and Lessee agrees to pay the additional rent within ten days following the receipt of the invoice. The term "Lessee's pro rata share" is defined on Exhibit "A" attached hereto. If after audit, Lessee determines the obligation was overstated, Lessee shall be entitled to a refund of the overstatement. If overstatement exceeds three percent (3%) of amount due, Lessor shall pay cost of audit.

     2.03 Operating Expenses. The term "operating expenses" includes all expenses incurred by Lessor with respect to the maintenance and operation of the building and project of which the leased premises are a part, including, but not limited to, the following: (1) maintenance and repair costs; (2) electricity, fuel, water, sewer, gas and other utility charges; (3) security, window washing, janitorial services, trash and snow removal; (4) landscaping and pest control;
(5) reasonable (consistent with like building in the market) management fees, wages and fringe benefits payable to on-site building manager; (6) all services, supplies, repairs, replacements or other expenses for maintaining and operating the building or project including parking or common areas; (7) the cost, including interest, amortized over its useful life, of installation of any device or other equipment which improves the operating efficiency of any system within the building of which the leased premises forms a part; (8) all real property taxes and installments of special assessments, including dues and assessments by means of deed restrictions and/or owners' associations which accrue against the building and project of which the leased premises are a part during the term of this Lease; (9) all insurance premiums Lessor is required to pay or deems necessary to pay, including public liability insurance, with respect to the building; (10) workmen's

INITIALS  STG       LMA
          ---       ---
compensation insurance, employment taxes, uniforms and equipment for employees and agents referenced in item (5) above; (11) fire protection; and (12) maintenance, repair and replacement of water, electrical, sanitary sewer, storm sewer and other utility lines, pipes and conduits serving the building and project. The term "operating expenses" does not include the following; (1) repairs, restoration or other work occasioned by fire, wind, the elements or other casualty; (2) income and franchise taxes of Lessor; (3) expenses incurred in leasing to or procuring of tenants, leasing commissions, advertising expenses and expenses for the renovating of space for new tenants; (4) interest or principal payments on any mortgage or other indebtedness of Lessor; (5) any depreciation allowance or expense; (6) capital improvements to the Building other than as described in (7) above, including those required by law, (7) abatement of environmental hazards or materials.

     2.04 Late Payment Charge. Other remedies for nonpayment of rent notwithstanding, if the monthly payment due per sections 2.01 and 2.02 above are not received by Lessor on or before the fifth day of the month for which the rent is due, or if any other payment due Lessor by Lessee is not received by Lessor on or before the fifth day of the month next following the month in which Lessee was invoiced, to the maximum extent permitted by applicable law, a service charge of up to three percent (3%) per month until paid of such past due amount shall, at Lessor's option, be assessed and shall be immediately due and payable by Lessee in addition to such other amount owed under this Lease.

     2.05 Increase in Insurance Premiums. If any increase in the fire insurance premiums paid by Lessor for the building is caused by Lessee's use of the leased premises in a manner other than as set forth in section 1.07, then Lessee shall pay as additional rent the amount of such increase to Lessor.

     2.06 Security Deposit. On the date of execution of this Lease by Lessee, there shall be due and payable by Lessee a security deposit in an amount specified in section 1.08 above, to be held for the performance by Lessee of Lessee's covenants and obligations under this Lease, it being expressly understood that the deposit shall not be considered an advance payment of rental or a measure of Lessor's damage in case of default by Lessee. Upon the occurrence of any event of default by Lessee or breach by Lessee of Lessee's covenants under this Lease, Lessor may, from time to time after notice and opportunity to cure as provided herein, without prejudice to any other remedy, use the security deposit to the extent necessary to make good any arrears of rent, or to repair any damage or injury, and pay any expense or liability incurred by Lessor as a result of the event of default or breach of covenant, and any remaining balance of the security deposit shall be returned by Lessor to Lessee upon termination of this Lease. If any portion of the security deposit is so used or applied, Lessee shall upon ten days written notice from Lessor, deposit with Lessor an amount sufficient to restore the security deposit to its original amount.

     2.07 Holding Over. In the event of holding over by Lessee after the expiration or termination of this Lease, the hold over shall be as a tenant at will and all of the other terms and provisions of this Lease shall be applicable during that period, except that Lessee shall pay lessor as rental for the period of such hold over a monthly amount equal to 1.5 times the monthly rent which would have been payable by Lessee had the hold over period been a part of the original term of this Lease. Lessee agrees to vacate and deliver the lease premises to Lessor upon Lessee's receipt of notice from Lessor to vacate. The rental payable during the hold over period shall be payable to Lessor on demand. No holding over by Lessee, whether with or without the consent of Lessor, shall operate to extend the term of this Lease.

                        ARTICLE 3.00 OCCUPANCY AND USE

     3.01 Use. Lessee warrants and represents to Lessor that the leased premises shall be used and occupied only for the purpose as set forth in section
1.07. Lessee shall occupy the Leased premises, conduct its business and control its agents, employees, invitees and visitors in such a manner as is lawful, reputable and will not create any nuisance. Lessee shall not permit any operation which emits any odor or matter which intrudes into other portions of the building, use any apparatus or machine which makes undue noise or causes vibration in any portion of the building or otherwise interfere with, annoy or disturb any other lessee in its normal business operations or Lessor in its management of the building. Lessee shall not commit or permit any

INITIALS   [ILLEGIBLE]^^      Lma
           -------------      ---
waste on the leased premises, permit the leased premises to be used in any way which would, in the reasonable opinion of Lessor, be extra hazardous on
                    ----------
account of fire or which would in any way increase or render void the fire insurance on the building.

     3.02 Signs. No sign of any type or description visible from the exterior of the leased premises shall be erected, place or painted in or about the leased premises or project except those signs and sign locations submitted to Lessor in writing and approved by Lessor in writing, not to be unreasonably withheld, and which signs and sign locations are in conformance with Lessor's sign criteria established for the project.

     3.03 Compliance with Laws, Rules and Regulations. Lessee, at Lessee's sole cost and expense, shall comply with all laws, ordinances, orders, rules and regulations of state, federal, municipal or other agencies or bodies having jurisdiction relating to the use, condition and occupancy of the leased premises arising directly from Lessee's use thereof, occurring after the commencement date, and unrelated to environmental abatement or sprinklers, including, without limitation, the Americans with Disabilities Act and all regulations promulgated thereunder or pursuant thereto. Lessee will comply with the rules of the building adopted by Lessor which are set forth on Exhibit B attached to this Lease. Lessor shall have the right at all times to change and amend the rules and regulations in any reasonable manner as may be deemed advisable for the safety, care, cleanliness, preservation of good order and operation or use of the building or the leased premises. All changes and amendments to the rules and regulations of the building will be sent by Lessor to Lessee in writing and shall thereafter be carried out and observed by Lessee. Rules and regulations shall be enforced in a non-discriminatory manner.

     3.04 Warranty of Possession. Lessor warrants that it has the right and authority to execute this Lease, and Lessee, upon payment of the required rents and subject to the terms, conditions, covenants and agreements contained in this Lease, shall have possession of the leased premises during the full term of this Lease as well as any extension or renewal thereof.

     3.05 Third Party Interference. Lessor shall not be responsible for the acts or omissions of any other lessee or third party that may interfere with Lessee's use and enjoyment of the leased premises, provided Lessor shall use reasonable efforts to respond to Lessee complaints regarding violations by third parties of established rules and regulations.

     3.06 Lessor's Right of Access. Lessor or its authorized agents shall at any and all reasonable times following reasonable notice to Lessee have the right to enter the leased premises to inspect the same, to supply janitorial service or any other service to be provided by Lessor, to show during the last six months of the term the leased premises to prospective purchasers or lessees, and to alter, improve or repair the leased premises or any other portion of the building. Lessee hereby waives any claim for damages for injury or inconvenience to or interference with Lessee's business, any loss of occupancy or use of the leased premises, and any other loss occasioned thereby except to the extent resulting from the negligent or willful misconduct of Lessor, its employees and agents. Lessor shall at all times have and retain a key with which to unlock all of the doors in, upon and about the leased premises. Lessee shall not change Lessor's lock system or in any other manner prohibit Lessor from entering the leased premises. Lessor shall have the right to use any and all means which Lessor may deem proper to open any door in an emergency without liability therefor. In exercising the foregoing rights, Lessor shall use reasonable efforts to minimize interference with Lessee's use and enjoyment of the leased premises.

                      ARTICLE 4.00 UTILITIES AND SERVICE

     4.01 Building Services. Lessor shall furnish water and electricity for Lessee during the term of this Lease. Lessee shall pay all telephone charges. Lessor shall furnish Lessee hot and cold water at those points of supply provided for general use of other lessees in the building, central heating and air conditioning in season (at times Lessor normally furnishes these services to other lessees in the building, and at temperatures and in amounts as are considered by Lessor to be standard, such serve on Saturday afternoons, Sundays, evenings and holidays to be furnished only upon the request of Lessee, who shall bear the entire cost reasonably set for the leased premises). Lessor shall also
                --------------------------------------------
furnish routine maintenance, painting and electric lighting service for

INITIALS   [ILLEGIBLE]^^     Lma
           -------------     ---
all public areas and special service areas of the building in the manner and to the extent deemed by Lessor to be standard. Lessor shall provide automatic elevators available for use on a 7/24 basis. Lessor may, in its sole discretion, provide additional services not enumerated herein. Failure by Lessor to any extent to furnish these defined services or any other services not enumerated, or any cessation thereof, shall not render Lessor liable in any respect for damages to either person or property, be construed as an eviction of Lessee, work an abatement of rent or relieve Lessee from fulfillment of any covenant in this Lease except as allowed by law. Should any of the building equipment or machinery break down, or for any cause cease to function properly, Lessor shall use reasonable diligence to repair the same promptly, but Lessee shall have no claim for rebate of rent on account of any interruption in service occasioned from the repairs. Notwithstanding the foregoing to the contrary, in the event any interruption in utility service due to the negligence of the Landlord causes the leased premises to be rendered untenantable (meaning that Lessee is unable to use such space in the formal course of its business) for more than five (5) consecutive days after notice from Lessee to Lessor that such utility service has been interrupted ("Interruption Notice"), rent shall abate on a per diem basis for each day after such five (5) day period during which the leased premises remain untenantable. If an interruption in utility service causes the leased premises to be rendered untenantable for more than one hundred eighty
(180) consecutive days after Lessee gives Lessor an Interruption Notice, Lessee may, at its option, terminate this Lease by giving notice to Lessor within five
(5) days after such one hundred eighty (180) day period. Lessor reserves the right from time to time to make reasonable changes in the delivery of utilities and services to the building not depriving Lessee of benefit.

     4.02 Theft or Burglary. Lessor shall not be liable to Lessee for losses due to theft or burglary, or for damages done by unauthorized persons to the leased premises or the building. Lessor shall provide reasonable security measures consistent with like buildings in the market.

     4.03 Janitorial Service. Lessor shall furnish janitorial services to the leased premises and public areas of the building in amounts and quality consistent with services provided to like buildings in the area five times per week during the term of this Lease, excluding holidays. Lessor shall not provide janitorial service to kitchen, bathrooms or storage areas included in the leased premises.

     4.04 Excessive Utility Consumption. Lessee shall pay all utility costs occasioned by electrodata processing machines, telephone equipment, computers and other equipment of high electrical consumption, including without limitation, the cost of installing, servicing and maintaining any special or additional inside or outside wiring or lines, meters or submeters, transformers, poles, air conditioning costs, or the cost of any other equipment necessary to increase the amount or type of electricity or power available to the leased premises. Lessee shall not install any such equipment without the prior written consent of Lessor, which consent shall not be unreasonable withheld.

     Lessor may, among other conditions, require as a condition to its consent for the installation of such equipment or machinery, payment by Lessee as additional rent for excess consumption of electricity that may be occasioned by the operation of said equipment or machinery. Lessor may make periodic inspections of the leased premises at reasonable times to determine that Lessee's electrically operated equipment and machinery complies with the provisions of this section.

     The total average consumption of electricity, including lighting, in excess of five (5) watts per square foot for the leased premises shall be deemed excessive. Additionally, any individual piece of electrically operated machinery or equipment having a name plate rating in excess of two (2) kilowatts shall also be deemed as requiring excess electric current. At Lessee's option and expense, Lessee may install an electrical meter to track such costs.

     Lessor may require that one or more separate meters be installed to record the consumption or use of electricity, or shall have the right to cause a reputable independent electrical engineer to survey and determine the quantity of electricity consumed by such excessive use. The cost of any such survey or meters and of installation, maintenance and repair thereof shall be paid for by Lessee. Lessee agrees to pay Lessor (or the utility company, if direct service is provided by the utility company), promptly upon demand therefor, for all such electric consumption and demand as shown by said meters, or a flat monthly charge determined by the


INITIALS [ILLEGIBLE]^^  Lma
         -------------  ---
survey, as applicable, at the rates charged for such service by the local public utility company. If Lessee's cost of electricity based on meter readings is to be paid to Lessor, Lessee shall pay a service charge related thereto.

     Lessor shall not be liable for its failure to maintain comfortable atmospheric conditions in all or any portion of the leased premises due to heat generated by any equipment, machinery or additional lighting installed by Lessee (with or without Lessor's consent) that exceeds design capabilities for the building of which the leased premises are a part. If Lessee desires additional cooling to offset excessive heat generated by such equipment or machinery, Lessee shall pay for auxiliary cooling equipment, and its operating costs including without limitation electricity, gas, oil and water, or for excess electrical consumption by the existing cooling system, as appropriate.

     4.05 Window Coverings. Lessor shall furnish and install window coverings on all exterior windows to maintain a uniform exterior appearance. Lessee shall not remove or replace these window coverings or install any other window covering which would affect the exterior appearance of the building. Lessee may install lined or unlined over draperies on the interior sides of the Lessor furnished window coverings, for interior appearance or to reduce light transmissions, provided such over draperies do not affect the exterior appearance of the building, or affect the operation of the building's heating, ventilating and air conditioning systems.

     4.06 Charge for Service. All costs of Lessor for providing the services set forth in Article 4.00 (except those charges paid by Lessee pursuant to section 4.04) shall be subject to the additional rent provisions in section 2.02.

                     ARTICLE 5.00 REPAIRS AND MAINTENANCE

     5.01 Lessor Repairs. Unless otherwise expressly provided herein, Lessor shall not be required to make any improvements, replacements or repairs of any kind or character to the leased premises or to the building and project of which the leased premises are a part during the term of this Lease, except such repairs as are set forth in this section. Lessor shall maintain only the roof, foundation, parking and common areas, the structural soundness of the exterior walls, doors, corridors, windows and other structures or equipment serving the leased premises. Lessor's cost of maintaining and repairing the items set forth in this section are subject to the additional rent provisions in section 2.02. Lessor shall not be liable to Lessee, except as expressly provided in this Lease, for any damage or inconvenience, and Lessee shall not be entitled to any abatement or reduction of rent by reason of any repairs, alterations or additions made by Lessor under this Lease, provided Lessor shall use reasonable efforts to minimize interference with Lessee's use and enjoyment of the Premises.

     5.02 Lessee Repairs. Lessee shall, at its own cost and expense, repair or replace any damage or injury to all or any part of the leased premises caused by Lessee or Lessee's agents, employees, invitees, licensees or visitors, after having obtained Lessor's approval per section 6.02 hereof; provided, however, if Lessee fails to make the repairs or replacements promptly after notice and opportunity to cure, Lessor may, at its option, make the repairs or replacements and the costs of such repairs or replacements shall be charged to Lessee as additional rent and shall become payable by Lessee with the payment of the rent next due hereunder.

     5.03 Request for Repairs. All requests for repairs or maintenance that are the responsibility of Lessor pursuant to any provisions of this Lease must be made in writing to Lessor at the address set forth herein.

     5.04 Lessee Damages. Lessee shall not allow any damage to be committed on any portion of the leased premises or building, and at the termination of this Lease, by lapse of time or otherwise, Lessee shall deliver the leased premises to Lessor in as good condition as existed at the commencement date of this Lease, ordinary wear and tear excepted. The cost and expense of any repairs necessary to restore the condition of the leased premises shall be borne by Lessee.

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                   ARTICLE 6.00 ALTERATIONS AND IMPROVEMENTS

     6.01 Lessor Improvements. If construction to the leased premises is to be performed by Lessor prior to or during Lessee's occupancy, Lessor will complete the construction of the improvements to the leased premises, in accordance with plans and specifications agreed to by Lessor and Lessee, which plans and specifications are made a part of this Lease by reference, Lessee shall execute a copy of the plans and specifications and a change order setting forth the amount of any such costs to be borne by Lessor within seven days of receipt of the plans and specifications. In the event Lessee fails to execute the plans and specifications and change order within the seven-day period, Lessor may, at its sole option, declare this Lease canceled or notify Lessee that the base rent shall commence on the completion date even though the improvements to be constructed by Lessor may not be complete. Any changes or modifications to the approved plans and specifications shall be made and accepted by written change order or agreement signed by Lessor and Lessee and shall constitute an amendment to this Lease.

     6.02 Lessee Improvements. Lessee shall not make or allow to be made any alterations or physical additions in or to the leased premises without first obtaining the written consent of Lessor, which consent shall not be unreasonably withheld. Notwithstanding the foregoing to the contrary, if the Alterations (1) are or cosmetic nature such as painting, wallpapering, hanging pictures, millwork and carpeting; (2) are not visible from the exterior of the leased premises or the Building and (3) do not affect the Systems or the structural elements of the Building, then such no consent shall be required; provided that even if Lessor's consent to an Alteration is not required, Lessee shall still comply with this Section. Any alterations, physical additions or improvements to the leased premises made by Lessee shall become the property of Lessor and shall be surrendered to Lessor and become the property of Lessor upon the termination of this Lease. Provided, however, Lessor, at its option, may require at the time of approval only, Lessee to remove any physical additions and/or repair any alterations in order to restore the leased premises to the condition existing at the time Lessee took possession, all costs of removal and/or alterations to be borne by Lessee. This clause shall not apply to moveable equipment or furniture owned by Lessee which may be removed by Lessee at the end of the term of this Lease if Lessee is not then in default and if such equipment and furniture is not then subject to any other rights, liens and interests of Lessor.

                ARTICLE 7.00 CASUALTY AND INSURANCE, LIABILITY

     7.01 Substantial Destruction. If the leased premises should be totally destroyed by fire or other casualty, or if the leased premises should be so damaged so that Lessor determines in its sole discretion that rebuilding cannot reasonably be completed within 120 working days after the date of written notification by Lessee to Lessor of the destruction, this Lease shall terminate and the rent shall be abated for the unexpired portion of the Lease, effective as of the date of the written notification.

     7.02 Partial Destruction. If the leased premises should be partially damaged by fire or other casualty, and Lessor determines in its sole discretion that rebuilding or repairs can reasonably be completed within 120 working days from the date of written notification by Lessee to Lessor of the destruction, this Lease shall not terminate, and Lessor shall at its sole risk and expense proceed with reasonable diligence to rebuild or repair the building or other improvements to substantially the same condition in which they existed prior to the damage. If the leased premises are to be rebuilt or repaired and are untenantable in whole or in part following the damage, and the damage or destruction was not caused or contributed to by act or negligence of Lessee, its agents, employees, invitees or those for whom Lessee is responsible, the rent payable under this Lease during the period for which the leased premises are untenantable may be adjusted to such an extent as Lessor in its sole discretion determines is fair and reasonable under the circumstances. In the event that Lessor fails to complete the necessary repairs or rebuilding within 120 working days from the date of written notification by Lessee to Lessor of the destruction, Lessee may at its option terminate this Lease by delivering written notice of termination to Lessor, whereupon all rights and obligations under this Lease shall cease to exist.

     7.03 Property Insurance. Lessor shall at all times during the term of this Lease maintain a policy or policies of insurance with the premiums paid in advance, issued by and binding upon some solvent insurance company, insuring the building against all risk of direct physical loss in an amount equal to ninety percent of the full replacement cost of the building structure and its improvements as of the date of the loss; provided, that Lessor shall not be obligated in any way or manner to insure any personal property (including, but not limited to, any furniture, machinery, goods or supplies) of Lessee upon or within the leased premises, any fixtures installed by or paid for by Lessee upon or within the leased premises, or any improvements which Lessee may construct on the leased premises, Lessee shall have no right in or claim to the proceeds of any policy of insurance maintained by Lessor even if the costs of such insurance is borne by Lessee as set forth in Article 2.00.

     7.04 Waiver of Subrogation. Anything in this Lease to the contrary notwithstanding, subject to the approval or acceptance of the parties' respective insurance carriers, as herein provided, Lessor and Lessee hereby waive and release each other of and from any and all rights of recovery, claim, action or cause of action, against each other, their agents, officers and employees, for any loss or damage that may occur to the leased premises, improvements to the building of which the leased premises are a part, or personal property within the building, by reason of fire or the elements regardless of cause or origin, including negligence of Lessor or Lessee and their agents, officers and employees. Because this section will preclude the assignment of any claim mentioned in it by way of subrogation or otherwise to an insurance company or any other person, each party to this Lease agrees immediately to give to each insurance company which has issued to it policies of insurance covering all risk of direct physical loss, written notice of terms of the mutual waivers contained in this section and to have the insurance policies properly endorsed, if necessary, to prevent the invalidation of the insurance coverages by reason of the mutual waivers contained in this section.

     7.05 Hold Harmless. Lessor shall not be liable to Lessee's employees, agents, invitees, licensees or visitors, or to any other person, for any injury to person or damage to property on or about the leased premises caused by the negligence or misconduct of Lessee, its agents, servants or employees, or of any other person entering upon the leased premises under express or implied invitation by Lessee, or caused by the improvements located on the leased premises becoming out of repair, the failure or cessation of any service provided by Lessor (including security service and devices), or caused by leakage of gas, oil, water or steam or by electricity emanating from the leased premises. Lessee agrees to indemnify and hold harmless Lessor from any loss, attorney's fees, expenses and claims arising out of any such damage or injury, except to the limited extent arising solely out of any fault or negligence on the part of Lessor. Without limitation of any other provisions hereof, Lessor agrees to defend, protect, indemnify and save harmless Lessee and Lessee's beneficiaries and their respective partners, affiliates, officers, agents, servants and employees from and against all liability to third parties arising solely out of the acts of Lessor or its agents, or employees.

     7.06 Criminal Acts of Third Parties. Lessor shall not be liable in any manner to Lessee, its agents, employees, invitees or visitors for any injury or damage to Lessee, Lessee's agents, employees, invitees or visitors, or their property, caused by the criminal or intentional misconduct of third parties or of Lessee, Lessee's agents, employees, invitees or visitors. All claims against Lessor for any such damage or injury are hereby expressly waived by Lessee, and Lessee hereby agrees to hold harmless and indemnify Lessor from all such damages and the attorney's fees and other expenses of defending all claims made by Lessee's agents, employees, invitees or visitors arising out of such acts, except to the limited extent caused solely by any fault or negligence on the part of Lessor.

     7.07 Public Liability. Lessor assumes no liability or responsibility whatsoever with respect to the conduct and operation of the business to be conducted upon the leased premises. Lessor shall not be liable for any accident to or injury to any person or persons or property in or about the leased premises which are caused by the conduct and operation of said business or by virtue of equipment or property of Lessee in said premises. Lessee agrees to indemnify and hold harmless Lessor from and against any loss, attorney's fees, expenses and claims arising out of such accident or injury, except to the limited extent caused solely by any fault or negligence on the part of Lessor.

7.08 Lessee Insurance.

     (a) Lessee at its cost shall maintain as named insured, during the term of this Lease, public liability and property damage insurance with at least a single combined liability and property damage limit of $1,000,000.00, insuring against all liability of Lessee and its authorized representatives arising out of an in connection with Lessee's use of occupancy of the leased premises. All public liability insurance and property damage insurance shall insure performance by Lessee of the indemnity provisions of this Article 7.00. Lessor and Lessor's agent, Sheridan Management Corp., shall be named as additional
                    -------------------------
insureds. The policy shall contain a contractual liability endorsement that refers expressly to this Lease.

     (b) Lessee at its cost shall maintain as named insured, during the term of this Lease, fire and extended coverage insurance on the leased premises and its contents, including any leasehold improvements made by Lessee, in an amount sufficient so that no co-insurance will be payable in case of loss.

     (c) Lessee shall increase its insurance coverage as required not more frequently than each three (3) years, if in the opinion of the mortgagee of the building or Lessor's insurance agent the amount of public liability and property damage insurance coverage at that time is not adequate.

     (d) All insurance required under this Lease shall be issued by insurance companies authorized to do business in the State of Texas. Each policy shall contain an endorsement requiring 30 days' written notice from the insurance company to Lessor before cancellation or any change in the coverage, scope or amount of any policy. Each policy, or a certificate showing it is in effect, together with evidence of payment of premiums, shall be deposited with Lessor at the commencement of the term, and renewal certificates or copies of renewal policies shall be delivered to Lessor at least thirty (30) days prior to the expiration date of any policy.

     (e) Notwithstanding the fact that any liability of Lessee to Lessor may be covered by Lessee's insurance, Lessee's liability shall in no way be limited by the amount of its insurance recovery.

                           ARTICLE 8.00 CONDEMNATION

     8.01 Substantial Taking. If during the term (or any extension or renewal) of this Lease, all or a substantial part of the leased premises are taken for any public or quasi-public use under any governmental law, ordinance or regulation, or by right of eminent domain or by purchase in lieu thereof, and the taking would prevent or materially interfere with the use of the leased premises for the purpose for which they are then being used, this Lease shall terminate and the rent shall be abated during the unexpired portion of this Lease effective on the date physical possession is taken by the condemning authority. Lessee shall have no claim to the condemnation award provided, however, that Lessee may proceed independently in such proceeding for the unamoritized value of the leasehold improvements for which Lessee has paid for in their entirety and its moving costs only in any such award is in addition to and not in diminution of Lessor's award.

     8.02 Partial Taking. In the event a portion of the leased premises shall be taken for any public or quasi-public use under any governmental law, ordinance or regulation, or by right of eminent domain or by purchase in lieu thereof, and this Lease is not terminated as provided in section 8.01 above, Lessor may, at Lessor's sole risk and expense, restore and reconstruct the building and other improvements on the leased premises to the extent necessary to make it reasonably tenantable. The rent payable under this Lease during the unexpired portion of the term shall be adjusted to such an extent as Lessor determines in its sole discretion is fair and reasonable under the circumstances. Lessee shall have no claim to the condemnation award provided, however, that Lessee may proceed independently in such proceeding for the unamoritized value of the leasehold improvements for which Lessee has paid for in their entirety and its moving costs only in any such award is in addition to and not in diminution of Lessor's award.

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                      ARTICLE 9.00 ASSIGNMENT OR SUBLEASE

     9.01 Lessor Assignment. Lessor shall have the right to sell, transfer or assign, in whole or in part, its rights and obligations in this Lease and in the building. Any such sale, transfer or assignment shall operate to release Lessor from any and all liabilities under this Lease arising after the date of such sale, assignment or transfer.

     9.02 Lessee Assignment. Lessee shall not assign, in whole or in part, this Lease, or allow it to be assigned, in whole or in part, by operation of law or otherwise or mortgage or pledge the same, or sublet the leased premises, in whole or in part, without the prior written consent of Lessor which shall not be unreasonably withheld, and in no event shall any such assignment or sublease ever release Lessee or any guarantor from any obligation or liability hereunder. No assignee or sublessee of the leased premises or any portion thereof may assign or sublet the leased premises or any portion thereof.

     9.03 Conditions of Assignment. If Lessee desires to assign or sublet all or any part of the leased premises, it shall so notify Lessor at least thirty days in advance of the date on which Lessee desires to make such assignment or sublease. Lessee shall provide Lessor with a copy of the proposed assignment or sublease and such information as Lessor might request concerning the proposed sublessee or assignee to allow Lessor to make informed judgments as to the financial condition, reputation, operations and general desirability of the proposed subtenant or assignee. Within fifteen days after Lessor's receipt of Lessee's proposed assignment or sublease and all required information concerning the proposed subtenant or assignee, Lessor shall have the following options: (1) cancel this Lease as to the leased premises or portion thereof proposed to be assigned or sublet; (2) consent to the proposed assignment or sublease, and, if the rent due and payable by any assignee or sublessee under any such permitted assignment or sublease (or a combination of the rent payable under such assignment or sublease plus any bonus or any other consideration therefore or any payment incident thereto) exceeds the rent payable under this Lease for such space, Lessee shall pay to Lessor fifty percent (50%) such excess rent and other excess consideration within ten days following receipt thereof by Lessee; or (3) refuse, in its reasonable discretion and judgment, to consent to the proposed assignment or sublease, which refusal shall be deemed to have been exercised unless Lessor gives Lessee written notice providing otherwise. Upon the occurrence of an event of default, if all or any part of the leased premises are then assigned or sublet, Lessor, in addition to any other remedies provided by this Lease or provided by law, may, at its option, collect directly from the assignee or subtenant all rents becoming due to Lessee by reason of the assignment or sublease. Any collection directly by Lessor from the assignee or subtenant shall not be construed to constitute a novation or a release of Lessee or any guarantor from the further performance of its obligations under this Lease.

     9.04 Rights of Lessor's Mortgagees. Lessee accepts this Lease subject and subordinate to any recorded mortgage or deed of trust lien presently existing or hereafter created upon the leased premises by or through Lessor, Lessor is hereby irrevocably vested with full power and authority to subordinate Lessee's interest under this Lease to any mortgage or deed of trust lien hereafter placed by Lessor on the leased premises, and Lessee agrees upon demand to execute the additional instruments subordinating this Lease as Lessor may require. If the interests of Lessor under this Lease shall be transferred by reason of foreclosure or other proceedings for enforcement of any mortgage or deed of trust on the leased premises, Lessee shall be bound to the transferee (sometimes called the "Purchaser"), at the option of the Purchaser, under the terms, covenants and conditions of this Lease for the balance of the term remaining, and any extensions or renewals, with the same force and effect as if the Purchaser were Lessor under this Lease, and, if requested by the Purchaser, provided Lessee shall not be disturbed from its use and enjoyment of the leased premises for so long as it is not in default after expiration of all notice and cure periods. Lessee agrees to attorn to the Purchaser, including the mortgagee under any such mortgage if it be the Purchaser, as its Lessor.

     9.05 Estoppel Certificates. Lessee agrees to furnish, from time to time, within ten days after receipt of a request from Lessor or Lessor's mortgagee, a statement certifying, if applicable, that Lessee is in possession of the leased premises; the leased premises are acceptable; the Lease is in full force and effect; the Lease is unmodified; Lessee claims no present charge, lien,

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or claim of offset against rent; the rent is paid for the current month, but is not prepaid for more than one month and will not be prepaid for more than one month in advance; there is no existing default by reason of some act or omission by Lessor; and such other matters as may be reasonably required by Lessor or Lessor's mortgagee.

     9.06 Permitted Subleasing and Assignments. Notwithstanding any other provision of this Section upon written notice to Lessor and without Lessor's consent, Lessee shall have the right to sublease the leased premises in whole or in part or to assign this Lease to: (1) any corporation or entity which owns or controls, or is owned or controlled by, Lessee, (2) any corporation or entity which is owned or controlled by Lessee's parent corporation, or (3) any corporation or entity that succeeds to substantially all of the assets and business of Lessee as a result of a sale, merger, consolidation or other business reorganization, provided that such successor or assignee formed by virtue of either subsection(1), (2), or (3) above has a net worth which is at least equal to that of Lessee as of the date of this Lease. In such event, upon Lessor request, Lessee shall furnish Lessor any information connected to such transaction as may be reasonably requested by Lessor including, by way of example, but not limitation, financial statements of the new entity. In no event shall any such assignment or sublease ever release Lessee or any guarantor from any obligation or liability hereunder. No assignee or sublessee of the leased premises or any portion thereof may assign or sublet the leased premises or any portion thereof.

                      ARTICLE 11.00 DEFAULT AND REMEDIES

     11.01 Default by Lessee. The following shall be deemed to be events of default by Lessee under this Lease: (1) Lessee shall fail to pay when due any installment of rent or any other payment required pursuant to this Lease within five (5) days of written notice of such failure; (2) Lessee shall fail to comply with any term, provision or covenant of this Lease, other than the payment of rent, and the failure is not cured within thirty days after written notice to Lessee; (3) Lessee shall file a petition or be adjudged bankrupt or insolvent under any applicable federal or state bankruptcy or insolvency law or admit that it cannot meet its financial obligations as they become due; or a receiver or trustee shall be appointed for all or substantially all of the assets of Lessee; or Lessee shall make a transfer in fraud of creditors or shall make an assignment for the benefit of creditors; or (4) Lessee shall do or permit to be done any act which results in a lien or claim of lien being filed against the leased premises or the building and or project of which the leased premises are a part, and such lien is not removed or endorsed over within ten days.

     11.02 Option to Re-enter. In each and every such event set forth in section
11.01 above, from thenceforth and at all times thereafter, at the option of Lessor, Lessee's right of possession shall thereupon cease and terminate, and Lessor shall be entitled to the possession of the leased premises and to re-enter the same without demand of rent or demand of possession of said premises and may forthwith proceed to recover possession of the leased premises by process of law, any notice to quit being hereby expressly waived by Lessee. In the event of such re-entry by process of law or otherwise, Lessee nevertheless agrees to remain answerable for any and all damage, deficiency or loss of rent which Lessor may sustain by such re-entry, including reasonable attorney's fees and court costs. No waiver of any breach of any covenant, condition or agreement, herein contained, on one or more occasions shall operate as a waiver of the covenant, condition or agreement itself, or of any subsequent breach thereof. No provision of this Lease shall be deemed to have been waived by Lessor unless such waiver shall be in writing signed by Lessor.

     11.03 Lessor's Right to Relet. Should this Lease be terminated before the expiration of the term of this Lease by reason of Lessee's default as provided in Section 11.01, the leased premises may be relet by Lessor for such rent and upon such terms as are reasonable under the circumstances. If the full rent reserved under this Lease (and any of the costs, expenses or damages indicated below) shall not be realized by Lessor, Lessee shall be liable for all damages sustained by Lessor, including, without limitation, deficiency in rent, reasonable attorney's fees, other collection costs, brokerage fees, and expenses of placing the leased premises in first-class rentable condition. Lessor, in putting the leased premises in good order or preparing the same for rerental may, at Lessor's option, make such alterations, repairs, or replacements in the leased premises as Lessor, in Lessor's sole judgment, considers advisable and necessary for the purpose

                                      11

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

of reletting the leased premises, and the making of such alterations, repairs, or replacements shall not operate or be construed to release Lessee from liability hereunder as aforesaid. Lessor shall in no event be liable in any way whatsoever for failure to relet the leased premises, or in the event that the leased premises are relet, for failure to collect the rent thereof under such reletting. In no event shall Lessee be entitled to receive any excess, if any, of such net rent collected over the sums payable by Lessee to Lessor hereunder.

     11.04 Recovery of Damages. Any damage or loss of rent sustained by Lessor may be recovered by Lessor, at Lessor's option, at the time of the reletting, or in separate actions, from time to time, as said damage shall have been ascertained by successive relettings, or, at Lessor's option, may be deferred until the expiration of the term of this Lease (in which event Lessee hereby agrees that the cause of action shall not be deemed to have accrued until the date of expiration of said term). The provisions contained in this paragraph shall be in addition to and shall not prevent the enforcement of any claim Lessor may have against Lessee for anticipatory breach of the unexpired term of this Lease. All rights and remedies of Lessor under this Lease shall be cumulative and shall not be exclusive of any other rights and remedies provided to Lessor under applicable law. In the event Lessee becomes the subject debtor in a case under the Bankruptcy Code, the provisions of this section 11.04 may be limited by the limitations of damage provisions of the Bankruptcy Code.

     11.05 Waiver. If under the provisions hereof Lessor shall institute proceedings and a compromise or settlement thereof shall be made, the same shall not constitute a waiver of any covenant, rule or regulation herein contained nor of any of Lessor's rights hereunder. No waiver by Lessor of any breach of any covenant, condition, agreement, rule or regulation herein contained shall operate as a waiver of such covenant, condition, agreement, rule or regulation itself, or of any subsequent breach thereof.

                          ARTICLE 13.00 DEFINITIONS

     13.01 Abandon. "Abandon" means the vacating of all or a substantial portion of the leased premises by Lessee, whether or not Lessee is in default of the rental payments due under this Lease.

     13.02 Act of God or Force Majeure. An "act of God" or "force majeure" is defined for purposes of this Lease as strikes, lockouts, sit-downs, material or labor restrictions by any governmental authority, unusual transportation delays, riots, floods, washouts, explosions, earthquakes, fire, storms, weather (including wet grounds or inclement weather which prevents construction), acts of the public enemy, wars, insurrections and any other cause not reasonably within the control of Lessor and which by the exercise of due diligence Lessor is unable, wholly or in part, to prevent or overcome.

     13.03 Building or Project. "Building" or "project" as used in this Lease means the building and project described in section 1.02, including the leased premises and the land upon which the leased premises are situated.

     13.04 Commencement Date. The term "commencement date" shall be the date set forth in section 1.3. The commencement date shall constitute the commencement of the term of this Lease for all purposes, whether or not Lessee has actually taken possession.

     13.05 Rentable Area. See Exhibit "A" attached hereto.

                          ARTICLE 14.00 MISCELLANEOUS

     14.01 Waiver. Failure of Lessor to declare an event of default immediately upon its occurrence, or delay in taking any action in connection with an event of default, shall not constitute a waiver of the default, but Lessor shall have the right to declare the default at any time and take such action as is lawful or authorized under this Lease. Pursuit of any one or more of the remedies set forth in Article 11.00 above shall not preclude pursuit of any one or more of the other remedies provided elsewhere in this Lease or provided by law, nor shall pursuit of any


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                                      12
remedy constitute forfeiture or waiver of any rent or damages accruing to Lessor by reason of the violation of any of the terms, provisions or covenants of this Lease. Failure by Lessor to enforce one or more of the remedies provided upon an event of default shall not be deemed or construed to constitute a waiver of the default or of any other violation or breach of any of the terms, provisions and covenants contained in this Lease.

     14.02 Act of God. Lessor shall not be required to perform any covenant or obligation in this Lease, or be liable in damages to Lessee, so long as the performance or non-performance of the covenant or obligation is delayed, caused or prevented by an act of God or force majeure.

     14.03 Attorney's Fees. In the event a party hereto defaults in the performance of any of the terms, covenants, agreements or conditions contained in this Lease and places the other party files suit or otherwise initiates an appropriate legal proceeding for the enforcement of such other party's rights under this Agreement, the non-prevailing party in any such suit or proceeding shall pay to the prevailing party all of the reasonable attorneys' fees and expenses incurred by the prevailing party in connection with such suit or proceeding.

     14.04 Successors. This Lease shall be binding upon and inure to the benefit of Lessor and Lessee and their respective successors and assigns.

     14.05 Rent Tax. If applicable in the jurisdiction where the leased premises are situated, Lessee shall pay and be liable for all rental, sales and use taxes or other similar taxes, if any, levied or imposed by any city, state, county or other governmental body having authority, such payments to be in addition to all other payments required to be paid to Lessor by Lessee under the terms of this Lease. Any such payment shall be paid concurrently with the payment of the rent upon which the tax is based as set forth above.

     14.06 Captions. The captions appearing in this Lease are inserted only as a matter of convenience and in no way define, limit, construe or describe the scope of intent of any section.

     14.07 Notice. All rent and other payments required to be made by Lessee shall be payable to Lessor at the address set forth in section 1.06. All payments required to be made by Lessor to Lessee shall be payable to Lessee at the address set forth in section 1.06, or at any other address within the United States as Lessee may specify from time to time by written notice. Any notice or document required or permitted to be delivered by the terms of this Lease shall be deemed to be delivered (whether or not actually received) when deposited in the United States Mail, postage prepaid, certified mail, return receipt requested, addressed to the parties at the respective addresses set forth in section 1.06.

     14.08 Submission of Lease. Submission of this Lease to Lessee for signature does not constitute a reservation of space or an option to lease. This Lease is not effective until execution by and delivery to both Lessor and Lessee.

     14.09 Corporate Authority. If Lessee executes this Lease as a corporation, each of the persons executing this Lease on behalf of Lessee does hereby personally represent and warrant that Lessee is a duly authorized and existing corporation, that Lessee is qualified to do business in the state in which the leased premises are located, that the corporation has full right and authority to enter into this Lease, and that each person signing on behalf of the corporation is authorized to do so. In the event any representation or warranty is false, all persons who execute this Lease shall be liable, individually, as Lessee.

     14.10 Severability. If any provision of this Lease or the application thereof to any person or circumstances shall be invalid or unenforceable to any extent, the remainder of this Lease and the application of such provisions to other persons or circumstances shall not be affected thereby and shall be enforced to the greatest extent permitted by law.

     14.11 Lessor's Liability. If Lessor shall be in default under this Lease and, if as a consequence of such default, Lessee shall recover a money judgment against Lessor, such judgment shall be satisfied only out of the right, title and interest of Lessor in the leased premises as the same may then be encumbered and neither Lessor nor any person or entity comprising Lessor shall be liable for any deficiency. In no event shall Lessee have the right to levy against

     INITIALS [ILLEGIBLE]^^   Lma
              -------------   ---
any property of Lessor nor any person or entity comprising Lessor other than its interest in the leased premises as herein expressly provided. Without limiting the generality of the foregoing and notwithstanding anything to the contrary contained in this lease, Lessor's liability hereunder shall be limited in all cases to Lessee's actual and direct, but not consequential, special or punitive, damages.

     14.12 Brokers. Lessor warrants that it has had no dealings with any real estate broker or agent in connection with the negotiation of this Lease except the broker named below, if any, and that it knows of no other real estate broker or agent who is or might be entitled to a commission in connection with this Lease. Lessor agrees to pay all real estate commissions due in connection with this Lease to Sallis Commercial Real Estate, Inc. and International Equities Management and Lessor agrees to indemnify and hold harmless Lessee from and against any liability or claim, whether meritorious or not, arising with respect to any broker not so named below, which claim arises by, through or on behalf of Lessor. Lessee warrants and represents that it has had no dealings with any real estate broker or agent in connection with the negotiations of this Lease except the broker named below, if any, and that it knows of no other real estate broker or agent who is or might be entitled to a commission in connection with this Lease, and Lessee agrees to indemnify and hold harmless Lessor from and against any liability or claim, whether meritorious or not, arising with respect to any broker not so named below, which claim arose by, through or on behalf of Lessee.

     14.13 Applicable Law. This Lease shall be governed by and construed and enforced in accordance with the laws or the State of Texas. Lessee hereby agrees that any legal action or proceeding with respect to this Lease may be maintained in the courts of Dallas County, Texas, or in the U.S. District Court for the Northern District of Texas, and Lessee hereby consents to the jurisdiction and venue of such courts.

            ARTICLE 15.00 AMENDMENT AND LIMITATION OF WARRANTIES

     15.01 Entire Agreement. IT IS EXPRESSLY AGREED BY LESSEE, AS A MATERIAL CONSIDERATION FOR THE EXECUTION OF THIS LEASE, THAT THIS LEASE, WITH THE SPECIFIC REFERENCES TO WRITTEN EXTRINSIC DOCUMENTS, IS THE ENTIRE AGREEMENT OF THE PARTIES; THAT THERE ARE, AND WERE, NO VERBAL REPRESENTATIONS, WARRANTIES, UNDERSTANDINGS, STIPULATIONS, AGREEMENTS, OR PROMISES PERTAINING TO THIS LEASE.

     15.02 Amendment. THIS LEASE MAY NOT BE ALTERED, WAIVED, AMENDED OR EXTENDED EXCEPT BY AN INSTRUMENT IN WRITING SIGNED BY LESSOR AND LESSEE.

     15.03 Limitation of Warranties. LESSOR AND LESSEE EXPRESSLY ACKNOWLEDGE AND AGREE THAT THERE ARE NO IMPLIED WARRANTIES OF MERCHANTABILITY, HABITABILITY, FITNESS FOR A PARTICULAR PURPOSE OR USE OR WARRANTIES OF ANY OTHER KIND, WHETHER EXPRESS OR IMPLIED, ARISING OUT OF THIS LEASE AND THERE ARE NO WARRANTIES WHICH EXTEND BEYOND THOSE EXPRESSLY SET FORTH IN THIS LEASE. FURTHER, NEITHER LESSOR NOR ANY AGENT OR REPRESENTATIVE OF LESSOR HAS MADE ANY REPRESENTATIONS OR WARRANTIES OF ANY KIND OF OR WITH RESPECT TO THE LEASED PREMISES OR OTHERWISE, EXCEPT AS EXPRESSLY PROVIDED HEREIN.

     15.04 No Memorandum of Lease. Neither this Lease nor a memorandum of this Lease shall be recorded in the public records of the county in which the leased premises are located without the prior written consent of Lessor, which consent may be given or withheld in Lessor's sole and absolute discretion.

                        ARTICLE 16.00 OTHER PROVISIONS

     16.01 Parking. Lessor grants to Lessee and its employees in the leased premises, for the term of this Lease, a non-exclusive license, to be used in common with others, to use 25 spaces in

INITIALS [ILLEGIBLE]         Lmt
         -----------         ---
that surface parking area adjacent to the building in which the leased premises are located, as same may be added to, subtracted from, or rearranged during the term of this Lease by Lessor.

     16.02 Exhibits. Exhibit A (Occupation of Leased Premises and Definitions), Exhibit B (Rules and Regulations), and Exhibit C (Form of Guaranty) are incorporated by reference herein.



     SIGNED at ______________  this 26 day of January 1998.



            LESSEE                                         LESSOR

SPR, Inc.                                    SHERIDAN IRVING, L.P., a Texas
----------------------------                   Limited Partnership
                                             By Sheridan Management Corp., G.P.

By:  /s/ Stephen T. Gambill                  By: /s/ Laurie M. Adams
   -------------------------                    -------------------------------
    Stephen T. Gambill                          Laurie M. Adams, Vice President
    Chief Financial Officer
   -------------------------                    -------------------------------
     (Type Name and Title)

INITIALS [ILLEGIBLE]^^  --------------

                                 EXHIBIT "A"

                DESCRIPTION OF LEASED PREMISES AND DEFINITIONS

     1. Definition of Rentable Area. The term "rentable area" as used herein and applied to Lessee, shall refer to (A) all floor areas within the inside surface of the outer glass or exterior wall enclosing the portion of the leased premises on the Building floor and measured to the mid-point of the walls separating the following areas: those leased by or held for lease to other tenants or devoted to corridors, elevator foyers, rest rooms, mechanical rooms, janitor closets, vending areas and other similar facilities for the use of all tenants on the particular floor (hereinafter sometimes called "Floor Common Areas"), together with (b) 12,222 square feet consisting of: (i) a proportionate part of the Floor Common Areas located on such floor based upon the ratio which the Lessee's space on such floor (computed using the measurement criteria set forth in subparagraph
(A) above) bears to the aggregate leasable space on such floor (computed using the measurement criteria set forth in subparagraph (A) above) and (ii) an allocation of the square footage of the Building's elevator and main mechanical rooms, and ground level lobby and service areas, based upon the ratio which the Lessee's space within the Building (computed using the measurement criteria set forth in subparagraph (A) above) bears to the aggregate leasable space within the Building (computed using the measurement criteria set forth in subparagraph
(A) above). No deductions from rentable area are made for columns or projections necessary to the Building. The rentable area of the leased premises has been calculated on the basis of the foregoing definition and is hereby stipulated for all purposes hereof to be 4,886 square feet. The rentable area of the Building includes 100% of Floor Common Areas, Building elevator and main mechanical rooms, and ground level lobby and service areas, and is stipulated for all purposes hereof to be 141,137 square feet.

     2. Floor Plan. A floor plan of the 6th floor of the Building, showing Lessee's suite, is attached as a part of this Exhibit "A".

     3. Definition of Lessee's Pro Rata Share. The term "Lessee's pro rata share" shall mean, as to any calendar year during the term hereof, a fraction having as its numerator the rentable area of the leased premises and having as its denominator the rentable area of the Building.

INITIALS /s/ [ILLEGIBLE]^^     LMA
         ------------------    ---

                                 EXHIBIT "A"
                                  (Continued)
                            FLOOR PLAN OF PREMISES
                       WHERE LEASED PREMISES ARE LOCATED


                           [FLOOR PLAN APPEARS HERE]

NOTE: - ALL DIMENSIONS ARE APPROXIMATE

North

          The Sheridan Group
          -----------------------------------
                     800 W. AIRPORT FREEWAY
                     IRVING, TEXAS 75062

                                 EXHIBIT "A-1"
                        DESCRIPTION OF LANDLORD'S WORK


LEWIS COMMERICAL GENERAL CONTRACTORS

2117 Villawood         Garland Texas 75040
(972)496-4970 Phone * (972)496-9129 Fax

October 27, 1997

Mr. Lawson Williams                         Ms. Donna Crenshaw
Sallis Commercial                           Tenant Relations
Phone: 214-855-5004                         THE SHERIDAN GROUP
Fax:###-##-####

Subject.  Specification for Suite 605 at 800 W. Airport Freeway, Irving, Texas

A. Supervision and permits to complete lease space. All work to have full compliance with all applicable governing authorities, codes and safety regulations at local, state and federal levels; including compliance with whatever accessibility standard is more stringent A.D.A or TAS.

B. Install approximately 380 ^??^ of new wall using metal studs and 5/8" fire rated sheet rock.

C. Supply and install Two (2) each corridor door frames and hardware, fire rated per city code solid core doors with locks and closers.

D. Supply and install fourteen (14) each interior stained doors, frames and hardware.


E. Tape, bed and paint all walls using Sherwin Williams Paint, applying one (1) primer coat and one (1) coat of "Eggshell" Paint.

F. Install new ceiling tile to match existing building standard - Armstrong USG562.

G. Supply and install 30% cut pile carpet with carpet base to match - Dupont Market Place 30 Broadloom. Color to be selected.

H. Speakers and strobes per city code.

I. Sprinklers per city code.

J. New glass side light at waiting and reception entrance door. 2' wide 8'6" height with tempered glass per city code.

K. Millwork in reception and break rooms to be paint grade with plastic laminate tops. Color to be selected (ADA).

L. 4'x 4' phone board in mechanical room. Paint to match walls. Dedicated plug for phone equipment.

M. ADA stainless steel sink with goose neck faucet and paddle hardware in break room.

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         ------------------

                                 EXHIBIT "A-1"
                                   continued

N. Contractor shall air balance the existing HVAC system and provide sufficient HVAC engineering to assure correct distribution throughout.

O. Electrician shall place one light switch, two duplex outlets, one telephone data box with pull string and ring in each office. As needed, lights will be relocated. Exit signs are per city code.

P. There will be a final clean and make ready before move in of new client.

Q. Other items that will be complete if client accepts proposal dated November 20,1997.

(1) Electric at open office area.
(2) Electrical at classroom.
(3) Two ton HVAC at classroom.
(4) New Hurculite door.
(5) Upper cabinet at breakroom.

INITIALS /s/ [ILLEGIBLE]^^
         ----------------------

                                 EXHIBIT "A-2"
                               Contractor's Bid

                     LEWIS COMMERICAL GENERAL CONTRACTORS
                                   Bid Form

Building Name: The Sheridan Group           Project Name: Suite 605

------------------------------------------------------------------------------------------------
Description                                     Amount                     Subcontractor
------------------------------------------------------------------------------------------------
Supervision                                   $ 1,000.00
------------------------------------------------------------------------------------------------
Permits                                           500.00
------------------------------------------------------------------------------------------------
Demolition                                        200.00
------------------------------------------------------------------------------------------------
Framing and Drywall                             7,565.00
------------------------------------------------------------------------------------------------
Ceilings                                        2,850.00
------------------------------------------------------------------------------------------------
Doors, Frames & Hardware                        5,100.00
------------------------------------------------------------------------------------------------
ADA Hardware
------------------------------------------------------------------------------------------------
Prep and Paint                                  4,840.00
------------------------------------------------------------------------------------------------
Wallcoverings
------------------------------------------------------------------------------------------------
Millwork                                            ^??^
------------------------------------------------------------------------------------------------
Glazing                                           250.00
------------------------------------------------------------------------------------------------
Electrical and Lighting                         6,065.00
------------------------------------------------------------------------------------------------
Plumbing                                        2,150.00
------------------------------------------------------------------------------------------------
HVAC Test and Balance                           3,250.00
------------------------------------------------------------------------------------------------
Fire Protection, ADA Strobes,                       ^??^
------------------------------------------------------------------------------------------------
Sprinklers                                      3,650.00
------------------------------------------------------------------------------------------------
Appliances
------------------------------------------------------------------------------------------------
Floorcoverings and Base                         8,220.00
------------------------------------------------------------------------------------------------
Final Clean Make Ready                            500.00
------------------------------------------------------------------------------------------------
Other (list)
------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
Subtotal                                      $51,640.00
------------------------------------------------------------------------------------------------
Overhead, Profit and General Conditions         2,523.51
------------------------------------------------------------------------------------------------
Remodel Tax                                     4,468.49
------------------------------------------------------------------------------------------------
Total Bid                                     $58,632.00
------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
Alternates:
------------------------------------------------------------------------------------------------



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         -----  -----

                                 EXHIBIT "A-2"
                               Contractor's Bid
                                  continued

LEWIS COMMERCIAL GENERAL CONTRACTORS
2117 Villawood * Garland, Texas 75040
(972)496-4970 Phone (972)496-9129 Fax

PROPOSAL

Date:     November 20, 1997

To:       Lawson Williams
          Sallis Commercial

From:     Leonard L. Lewis, Jr.


Re:       Proposal - 6th Floor- SPR Requirements
                     800 W Airport Freeway

Scope

(1) Open Office Area - Electrical                                $ 2,180.00

(2) Class Room - Electrical                                      $ 5,418.00

(3) Two Ton HVAC at Class Room                                   $ 7,854.00

(4) Price for a One of Herculite Doors                           $ 2,850.00

(5) Upper Cabinets at Break Room                                 $ 1,848.00

NOTE: Pricing includes profit, overhead and taxes

 Thank you for considering Lewis Commercial General Contractors.

 Leonard L. Lewis, Jr.
 President



INITIALS  STG    LMA
         -----  -----

                                  EXHIBIT "B"

                             RULES AND REGULATIONS

     The Lessee shall observe such rules and regulations as may be adopted and made available to Lessee by Lessor from time to time (hereinafter referred to as the "Rules and Regulations"); provided, that it is understood and agreed that said Rules and Regulations are supplemental to the terms and conditions of this Lease and shall not be construed or interpreted in any way as to amend, modify or waive, in whole or in part, any of the terms and conditions of this Lease. It is further understood and agreed that in the event of any conflict between the terms and conditions of this Lease and the provisions of the Rules and Regulations in force from time to time, then and in such event, the terms and conditions of this Lease shall apply.

   1. Lessee shall not prepare any food or do any cooking or install any vending machines except with respect to a microwave oven and such vending machines intended for the exclusive use of Lessee's employees.

   2. No signs, advertisements, or notices shall be attached to, or placed on, the exterior or interior of the Building, or the parking areas or sidewalks.

   3. No animal or bird of any kind shall be brought into, kept in or about, the leased premises or the Building.

   4. Lessee shall lower window coverings and turn off all lights within the leased premises prior to leaving for the day.

   5. Lessee, or Lessee's agents, shall not bring or store in the Building or leased premises any kerosene, gasoline, combustible, inflammable or explosive substance.

   6. No additional locks, bolts or mail slots shall be placed on the doors, windows, or walls without the Lessor's prior written approval.

   7. All carrying or removal of equipment, furniture, or bulky matter must take place during the hours which the Lessor, or its management agent may reasonably determine. Lessor shall provide Lessee with a designated
           ----------
       freight elevator which must be used for all movements of above said items.

   8. Lessor shall have the right to prohibit Lessee's use of the Building name or photo in any advertisements which in the opinion of the Lessor tend to impair the reputation of the Building.

   9. Lessor reserves the right to exclude from the Building, between the hours of 7:00 p.m. and 6:30 a.m. on all weekdays, all the hours of Saturday other than 8:30 a.m. to 1:00 p.m., and all the hours of Sunday and legal holidays, all persons who do not present a Building key issued by Lessee and identification.

   10. Lessee's contractor, while in the Building or leased premises, shall be subject to the Rules and Regulations of the Building, and will also be subject to direction from the Lessor or its agents, but will not be an agent or contractor of the Lessor or its agents.

   11. If the leased premises or any part of the Building becomes infested with vermin as a result of the use or neglect on the part of the Lessee, the Lessee shall reimburse Lessor for the extermination expense.

   12. If, as a result of any governmental rule or regulation or law, Lessor imposes a curtailment of services or a reduction of energy usage, the Lessee shall comply and shall be liable for any surcharges imposed upon Lessor for noncompliance.

   13. Lessee shall install and maintain, at Lessee's expense, fire extinguishers (to the extent required by local government regulations or law) next to any duplicating machine or similar heat producing equipment.


INITIALS  [ILLEGIBLE]^^   [ILLEGIBLE]^^
         ---------------  -------------

   14. Lessee shall install and maintain, at Lessee's expense, any life safety equipment (to the extent required by governmental rules, regulations or laws) to be kept in the leased premises.

   15. Lessee and Lessee's agents and employees shall park only in those parking areas designated by Lessor or Lessor's agents, Lessee shall pay a fine to Lessor of $10.00 per violation for each parking violation of Lessee, Lessee's employees, agents, invitees or licensees.

   16. No canvassing or soliciting shall be allowed in the Building.

   17. Lessee will not use the Building for lodging, sleeping or cooking, or conduct mechanical or manufacturing operations.

   18. Lessee shall not conduct, in or about the Building, any auction, public or private, without the prior written approval of Lessor.

   19. Lessee shall not use any machines in the Building, other than office machines such as typewriters, calculators, copying machines, personal computers, and similar machines, without the prior written approval of Lessor. All office equipment and any other devices of any electrical or mechanical nature shall be placed by Lessee in the leased premises or settings approved by Lessor or otherwise placed so as to prevent any vibrations or odors from circulating within the Building.

   20. Lessee shall use the common area of the Building only as a means of ingress and egress and Lessee shall permit no loitering by any persons upon the common area or elsewhere within the Building.

   21. Lessor will furnish Lessee, free of charge, two (2) keys to the Building exterior door and one (1) additional key for every full-time employee employed within the leased premises who requests an individual key. Lessor shall charge $10.00 per key for any additional or replacement key. Lessee shall not have any such keys copied. Lessee, upon the termination of its Lease, or the earlier substitution by Lessor at its sole discretion of a replacement security system for the Building, shall deliver to Lessor all keys to doors in the Building.

   22. Lessor reserves the right to restrict the amount of directory space utilized by Lessee on the ground floor lobby directory sign for the Building.

   23. Lessor shall provide Lessee electricity and HVAC for normal operations Monday through Friday 7:00 a.m. to 7:00 p.m. and Saturday 8:30 a.m. to 1:00 p.m. Any additional usage required by Lessee must be arranged with Lessor, or its agent, and shall be subject to additional charges.

   24. Lessee shall not contract for or construct any improvements within the leased premises, other than the original Leasehold improvements approved by Lessor, without written consent of Lessor (this includes concrete and core drilling).

   25. If Lessee desires to install a music sound system, it must obtain prior written approval of the system and Lessee will be wholly responsible for the cost and charges for such system.

   26. Violation of these Rules and Regulations, or any amendments hereof or additions hereto, shall constitute a default under the Lease.

   27. The common areas and roof of the Building are not for the use of the general public, and Lessor shall in all cases retain the right to control or prevent access thereto by all persons whose presence, in the judgment of Lessor, shall be prejudicial to the safety, character, reputation or interests of the Building and its tenants. Lessee shall not enter or install equipment in the mechanical rooms, air conditioning rooms, electrical closets, janitorial closets, or similar areas, or go upon the roof of the Building without the prior written consent of Lessor. No tenant shall install any radio or television antenna, loudspeaker, or other device on the roof or exterior walls of the Building.

                                  EXHIBIT "C"

                            RIGHT OF FIRST REFUSAL

     Provided that Tenant is not in default under any of the terms of this Lease, Tenant shall have a one time First Right of Refusal on Suite 605 at 800
W. Airport Freeway, Irving, TX 75062, consisting of approximately 2,640 rentable square feet. Should another arms length party present a bona fide offer to Landlord that Landlord would be willing to accept, Tenant shall have three (3) business days after notice to accept or reject the space under the same terms and conditions as were presented after receiving written notice from Landlord or Landlord's agent. No response from Tenant within the three (3) business days
                                                     ---------
will be deemed a rejection of the space by Tenant and Landlord will be free to lease the space to the party making the offer under the terms of that offer. This First Right of Refusal will be offered on a one time basis only, provided, however, if such offering party does not in fact execute a lease for the space, such right shall be reinstated.

                                  EXHIBIT "D"

                                OPTION TO RENEW

     Provided that Tenant is not then in default under any of the terms of this Lease, Tenant shall have the option to renew the term of this Lease ("Option to Renew") for one five (5) year period (the "Extended Term"). Basic annual rent to be paid by the Tenant to the Landlord for the extended Term for the Premises shall be at the then current market rate for the Building. The terms and conditions of the Lease, as it may be amended from time to time, shall govern Tenant's tenancy during the Extended Term. The establishment of market rent shall include the rental rate, escalation provisions, expense recapture, concession, allowances, and security deposit requirements as necessary to reflect the then prevailing market condition. In addition, for each year of Extended Term, tenant shall pay an Additional Rental in an amount equal to Tenant's Proportionate Share of any and all increases incurred for "Operating Expenses" as said term is defined in the Lease, paid or payable by Landlord with respect to the Building.

     Landlord shall no later than fifteen (15) days after written request therefore from Tenant (which request cannot be delivered more than ninety (90) days prior to the expiration of the Initial Term) give written notice of the Extended Basic Annual Rent to Tenant for the five (5) years of the Extended Term which rent shall be binding upon Landlord and Tenant as to matters stated therein if Tenant thereafter elects to exercise its Option to Renew. If Tenant gives notice of its election to exercise its Option to Renew prior to receipt of said notice by Landlord, then Tenant shall have fifteen (15) days after receipt of written notice of the Extended Basic Annual Rent for the Extended Term from landlord to withdraw in writing, its election to exercise its Option to Renew. To exercise this Option to Renew, Tenant must give notice in writing to Landlord, a minimum of one hundred twenty (120) days and a maximum of one hundred fifty (150) days prior to expiration of the Initial Term.

     If Tenant has sublet any portion of the Premises, Tenant's option to renew shall be applicable only to that part of the Premises of which Tenant is an actual possession. Tenant may also renew the Lease for the portion sublet provided the portion sublet does not exceed one-third (1/3) of the entire Premises.